                                                                  Exhibit 99.1

                                                     SESA and Subsidiaries
                                                    Statement of Operations
                                             Three-Months Ended September 30, 2004
                                                     (in Millions and USD)

                                                                                                        Consolidated
                                       Entity 1  Entity 2  Entity 3  Entity 4   Entity 5  Eliminations      SESA
                                       -----------------------------------------------------------------------------
Net sales                                $ 95      $ 3       $ 7       $ 8         $ -         $ -          $ 113
Cost of goods sold                         76        2         5         4           -           -             87
                                       -----------------------------------------------------------------------------
  Gross Profit                             19        1         2         4           -           -             26
MAT expense                                10        -         1         1           -           -             12
Amortization expense                        -        -         -         -           -           -              -
                                       -----------------------------------------------------------------------------
  Operating Income                          9        1         1         3           -           -             14
Interest income                             -        -         -         -           1           -              1
Other income (expense)                     (3)       -         -         -           2           -             (1)
Loss on debt modification                   -        -         -         -           -           -              -
                                       -----------------------------------------------------------------------------
  EBIT                                      6        1         1         3           3           -             14
Interest expense                            6        -         -         -           -           -              6
                                       -----------------------------------------------------------------------------
  Income Before Taxes                       -        1         1         3           3           -              8
Income tax expense (benefit)                -        -         -         -           -           -              -
                                       -----------------------------------------------------------------------------
  Net Income                             $  -      $ 1       $ 1       $ 3         $ 3         $ -          $   8
                                       =============================================================================


                                                     SESA and Subsidiaries
                                                    Statement of Operations
                                              Nine-Months Ended September 30, 2004
                                                     (in Millions and USD)

                                                                                                        Consolidated
                                       Entity 1  Entity 2  Entity 3  Entity 4   Entity 5  Eliminations      SESA
                                       -----------------------------------------------------------------------------
Net sales                                $288      $11       $19       $23         $ -         $ -          $341
Cost of goods sold                        232        7        13        16           -           -           268
                                       -----------------------------------------------------------------------------
  Gross Profit                             56        4         6         7           -           -            73
MAT expense                                28        2         3         3           -           -            36
Amortization expense                        -        -         1         -           -           -             1
                                       -----------------------------------------------------------------------------
  Operating Income                         28        2         2         4           -           -            36
Interest income                             1        -         -         -           3           -             4
Other income (expense)                     (3)       -         1         -           2           -             -
Loss on debt modification                 (15)       -         -         -           -           -           (15)
                                       -----------------------------------------------------------------------------
  EBIT                                     11        2         3         4           5           -            25
Interest expense                           21        -         -         -           -           -            21
                                       -----------------------------------------------------------------------------
  Income (Loss) Before Taxes              (10)       2         3         4           5           -             4
Income tax expense (benefit)               (3)       -         1         -           -           -            (2)
                                       -----------------------------------------------------------------------------
  Net Income (Loss)                      $ (7)     $ 2       $ 2       $ 4         $ 5         $ -          $  6
                                       =============================================================================


                                                     SESA and Subsidiaries
                                                    Statement of Operations
                                             Three-Months Ended September 30, 2003
                                                     (in Millions and USD)

                                                                                                        Consolidated
                                       Entity 1  Entity 2  Entity 3  Entity 4   Entity 5  Eliminations      SESA
                                       -----------------------------------------------------------------------------
Net sales                                $76       $ 3       $ 7       $ 7         $ -         $ -          $ 93
Cost of goods sold                        62         2         3         6           -           -            73
                                       -----------------------------------------------------------------------------
  Gross Profit                            14         1         4         1           -           -            20
MAT expense                                8         -         1         2           -           -            11
Amortization expense                       -         -         -         1           -           -             1
                                       -----------------------------------------------------------------------------
  Operating Income (Loss)                  6         1         3        (2)          -           -             8
Interest income                            1         -         -         -           3          (2)            2
Other income                               -         -         -         -           -           -             -
                                       -----------------------------------------------------------------------------
  EBIT                                     7         1         3        (2)          3          (2)           10
Interest expense                           7         -         -         -           -          (2)            5
                                       -----------------------------------------------------------------------------
  Income (Loss) Before Taxes               -         1         3        (2)          3           -             5
Income tax expense                         -         -         1         -           -           -             1
                                       -----------------------------------------------------------------------------
  Net Income (Loss)                      $ -       $ 1       $ 2       $(2)        $ 3         $ -          $  4
                                       =============================================================================

                                                     SESA and Subsidiaries
                                                    Statement of Operations
                                             Nine-Months Ended September 30, 2003
                                                     (in Millions and USD)

                                                                                                        Consolidated
                                       Entity 1  Entity 2  Entity 3  Entity 4   Entity 5  Eliminations      SESA
                                       -----------------------------------------------------------------------------
Net sales                                $245      $ 9       $19       $20         $ -         $ -           $293
Cost of goods sold                        200        6        11        21           -           -            238
                                       -----------------------------------------------------------------------------
  Gross Profit                             45        3         8        (1)          -           -             55
MAT expense                                26        2         3         5           -           -             36
Amortization expense                        -        -         -         1           -           -              1
                                       -----------------------------------------------------------------------------
  Operating Income (Loss)                  19        1         5        (7)          -           -             18
Interest income                             2        -         -         -          10          (6)             6
Other income                                3        -         -         -           -           -              3
                                       -----------------------------------------------------------------------------
  EBIT                                     24        1         5        (7)         10          (6)            27
Interest expense                           20        -         -         1           1          (6)            16
                                       -----------------------------------------------------------------------------
  Income (Loss) Before Taxes                4        1         5        (8)          9           -             11
Income tax expense                          2        -         1         -           -           -              3
                                       -----------------------------------------------------------------------------
  Net Income (Loss)                      $  2      $ 1       $ 4       $(8)        $ 9         $ -           $  8
                                       =============================================================================


                                                     SESA and Subsidiaries
                                                Statement of Financial Position
                                                    As of September 30, 2004
                                                     (in Millions and USD)

                                                                                                        Consolidated
                                       Entity 1  Entity 2  Entity 3  Entity 4   Entity 5  Eliminations      SESA
                                       -----------------------------------------------------------------------------
Current Assets:
Cash and cash equivalents                $ 13      $ 1       $ 3       $ 1        $  1        $   -         $ 19
Trade and notes receivable, net            58        2         2         3           -            -           65
Miscellaneous receivables                  19        -         1         1           8           (2)          27
Inventories                                32        2         5        14           -            -           53
Prepaid expenses                            2        -         -         -           -            -            2
Current deferred taxes                      2        -         -         -           -            -            2
                                       -----------------------------------------------------------------------------
  Total Current Assets                    126        5        11        19           9           (2)         168
Investments in affiliates                 271        -         -         -         138         (184)         225
Property, plant and equipment, net         47        -        32        13           -            -           92
Intangible assets, net                      -        4         9        24           -            -           37
Other assets                               23        -         -         4           1            -           28
                                       -----------------------------------------------------------------------------
Total Assets                             $467      $ 9       $52       $60        $148        $(186)        $550
                                       =============================================================================

Current Liabilities:
Accounts payable                         $ 13      $ -       $ 1       $ 1        $  -        $   -         $ 15
Accrued liabilities                        60        3         5        16           3           (2)          85
Short-term debt                             -        -         2         5           1           (8)           -
                                       -----------------------------------------------------------------------------
  Total Current Liabilities                73        3         8        22           4          (10)         100
Long-term debt                            259        -         -         -           8           (8)         259
Non-current deferred taxes                  -        -         2         3           -            -            5
Postretirement liabilities                  3        -         -         -           -            -            3
Other liabilities                           -        -         2         -           -            -            2
                                       -----------------------------------------------------------------------------

Total Liabilities                         335        3        12        25          12          (18)         369
Shareholders' Equity                      132        6        40        35         136         (168)         181
                                       -----------------------------------------------------------------------------
Total Liabilities and Shareholders'
 Equity                                  $467      $ 9       $52       $60        $148        $(186)        $550
                                       =============================================================================

                                                     SESA and Subsidiaries
                                                Statement of Financial Position
                                                    As of September 30, 2003
                                                     (in Millions and USD)

                                                                                                        Consolidated
                                       Entity 1  Entity 2  Entity 3  Entity 4   Entity 5  Eliminations      SESA
                                       -----------------------------------------------------------------------------
Current Assets:
Cash and cash equivalents                $ 14      $ 1       $ 1       $  1       $ 46        $   -         $ 63
Trade and notes receivable, net            50        2         2          3          -            -           57
Miscellaneous receivables                  15        -         -          2          7           (5)          19
Inventories                                32        2         4          9          -            -           47
Prepaid expenses                            -        -         -          -          -            -            -
Current deferred taxes                      2        -         -          -          -            -            2
                                       -----------------------------------------------------------------------------
    Total Current Assets                  113        5         7         15         53           (5)         188
Investments in affiliates                 452        -         4          3        319         (614)         164
Property, plant and equipment, net         47        -        27         41          -            -          115
Intangible assets, net                      -        2        20         86          -            -          108
Other assets                               15        -         -          -          1            -           16
                                       -----------------------------------------------------------------------------
Total Assets                             $627      $ 7       $58       $145       $373        $(619)        $591
                                       =============================================================================

Current Liabilities:
Accounts payable                         $ 10      $ -       $ 1       $  -       $  1        $   -         $ 12
Accrued liabilities                        57        3         4         15          1           (5)          75
Short-term debt                           208        -         -         23          6         (237)           -
                                       -----------------------------------------------------------------------------
    Total Current Liabilities             275        3         5         38          8         (242)          87
Long-term debt                            374        -         -          6          -           (6)         374
Non-current deferred taxes                  2        -         3          8          -            -           13
Postretirement liabilities                  -        -         -          -          -            -            -
Other liabilities                           -        -         4          -          -            -            4
                                       -----------------------------------------------------------------------------

Total Liabilities                         651        3        12         52          8         (248)         478
Shareholders' Equity                      (24)       4        46         93        365         (371)         113
                                       -----------------------------------------------------------------------------
Total Liabilities and Shareholders'
 Equity                                  $627      $ 7       $58       $145       $373        $(619)        $591
                                       =============================================================================

                                                     SESA and Subsidiaries
                                                    Statement of Cash Flows
                                             Three-Months Ended September 30, 2004
                                                    (in Millions and USD)

                                                                                                        Consolidated
                                       Entity 1  Entity 2  Entity 3  Entity 4   Entity 5  Eliminations      SESA
                                       -----------------------------------------------------------------------------
Operating Activities:
Net income                               $ -       $ 1       $ 1      $ 3         $ 3         $ -          $  8
Income and deferred taxes                  -         -         -        -           -           -             -
Depreciation and amortization              2         -         1        1           -           -             4
Restructuring expenses and other charges   -         -         -       (1)          -           -            (1)
Accounts Receivable                       14         -         1       (1)          -           -            14
Inventories                               (1)        -         1       (1)          -           -            (1)
Accounts Payable                           2         -         -       (2)          -           -             -
Pretax gain/loss from asset disposals      -         -         -        -           -           -             -
Other assets and liabilities              (4)        -         -        1           -           -            (3)
                                       -----------------------------------------------------------------------------
Cash Provided by Operations               13         1         4        -           3           -            21

Investing Activities:
Property, plant and equipment purchases   (1)        -        (2)       -           -           -            (3)
                                       -----------------------------------------------------------------------------
Cash Used in Investing Activities         (1)        -        (2)       -           -           -            (3)

Financing Activities:
Net intercompany transactions             (7)       (1)       (1)       -          (3)          -           (12)
                                       -----------------------------------------------------------------------------
Cash Used in Financing Activities         (7)       (1)       (1)       -          (3)          -           (12)
                                       -----------------------------------------------------------------------------
Increase in Cash and Cash Equivalents      5         -         1        -           -           -             6

Cash and Cash Equivalents:
Beginning of period                        8         1         2        1           1           -            13
                                       -----------------------------------------------------------------------------
End of period                            $13       $ 1       $ 3      $ 1         $ 1         $ -          $ 19
                                       =============================================================================

                                                     SESA and Subsidiaries
                                                    Statement of Cash Flows
                                              Nine-Months Ended September 30, 2004
                                                    (in Millions and USD)

                                                                                                        Consolidated
                                       Entity 1  Entity 2  Entity 3  Entity 4   Entity 5  Eliminations      SESA
                                       -----------------------------------------------------------------------------
Operating Activities:
Net income (loss)                        $ (7)     $ 2       $ 2      $ 4         $ 5         $ -          $  6
Income and deferred taxes                  (3)       -         -        -           -           -            (3)
Depreciation and amortization               7        -         3        2           -           -            12
Restructuring expenses and other
 charges                                   16        -         -       (1)          -           -            15
Accounts Receivable                        12       (2)        3        1           -           -            14
Inventories                                 1        -         -       (6)          -           -            (5)
Accounts Payable                            1        -         -       (2)         (2)          -            (3)
Pretax gain/loss from asset disposals       -        -         -        -           -           -             -
Other assets and liabilities              (16)       -         -        2           1           -           (13)
                                       -----------------------------------------------------------------------------
Cash Provided by Operations                11        -         8        -           4           -            23

Investing Activities:
Property, plant and equipment
 purchases                                 (2)       -        (5)      (1)          -           -            (8)
                                       -----------------------------------------------------------------------------
Cash Used in Investing Activities          (2)       -        (5)      (1)          -           -            (8)

Financing Activities:
Debt issuance costs                        (5)       -         -        -           -           -            (5)
Net intercompany transactions              (2)       1         -        -          (4)          -            (5)
                                       -----------------------------------------------------------------------------
Cash Provided by (Used in) Financing
 Activities                                (7)       1         -        -          (4)          -           (10)
                                       -----------------------------------------------------------------------------
Increase (Decrease) in Cash and
 Cash Equivalents                           2        1         3       (1)          -           -             5

Cash and Cash Equivalents:
Beginning of period                        11        -         -        2           1           -            14
                                       -----------------------------------------------------------------------------
End of period                            $ 13      $ 1       $ 3      $ 1         $ 1         $ -          $ 19
                                       =============================================================================


                                                     SESA and Subsidiaries
                                                    Statement of Cash Flows
                                             Three-Months Ended September 30, 2003
                                                    (in Millions and USD)

                                                                                                        Consolidated
                                       Entity 1  Entity 2  Entity 3  Entity 4   Entity 5  Eliminations      SESA
                                       -----------------------------------------------------------------------------
Operating Activities:
Net income (loss)                        $ -       $ 1       $ 2      $(2)        $ 3         $ -           $ 4
Depreciation and amortization              2         -         1        2           -           -             5
Restructuring expenses and other
 charges                                   -         -         -        1           -           -             1
Accounts Receivable                       11         -         -       (1)          -           -            10
Inventories                               (4)        -         -        -           -           -            (4)
Accounts Payable                          (1)        -         -        -           -           -            (1)
Other assets and liabilities               7         -         1        -           4           -            12
                                       -----------------------------------------------------------------------------
Cash Provided by Operations               15         1         4        -           7           -            27

Investing Activities:
Property, plant and equipment
 purchases                                (1)        -        (1)       -           -           -            (2)
                                       -----------------------------------------------------------------------------
Cash Used in Investing Activities         (1)        -        (1)       -           -           -            (2)

Financing Activities:
Net intercompany transactions             (5)       (1)       (2)       -          (1)          -            (9)
                                       -----------------------------------------------------------------------------
Cash Used in Financing Activities         (5)       (1)       (2)       -          (1)          -            (9)
                                       -----------------------------------------------------------------------------
Increase in Cash and Cash Equivalents      9         -         1        -           6           -            16

Cash and Cash Equivalents:
Beginning of period                        5         1         -        1          40           -            47
                                       -----------------------------------------------------------------------------
End of period                            $14       $ 1       $ 1      $ 1         $46         $ -           $63
                                       =============================================================================

                                                     SESA and Subsidiaries
                                                    Statement of Cash Flows
                                              Nine-Months Ended September 30, 2003
                                                    (in Millions and USD)

                                                                                                        Consolidated
                                       Entity 1  Entity 2  Entity 3  Entity 4   Entity 5  Eliminations      SESA
                                       -----------------------------------------------------------------------------
Operating Activities:
Net income (loss)                        $ 2       $1       $  4     $ (8)        $ 9         $ -           $ 8
Income and deferred taxes                  3        -          -        -           -           -             3
Depreciation and amortization              6        -          3        5           -           -            14
Restructuring expenses and other
 charges                                  (4)       -          -        1           -           -            (3)
Accounts Receivable                       (1)      (1)        (1)       2           -           -            (1)
Inventories                               (5)       -          -        -           -           -            (5)
Accounts Payable                          (3)       -          -        -           -           -            (3)
Pretax gain/loss from asset disposals     (1)       -          -        -           -           -            (1)
Other assets and liabilities               6        1          2        3           6           -            18
                                       -----------------------------------------------------------------------------
Cash Provided by Operations                3        1          8        3          15           -            30

Investing Activities:
Property, plant and equipment
 purchases                                (1)       -         (3)       -           -           -            (4)
Property disposals and investment
 proceeds                                  1        -          -        -           -           -             1
                                       -----------------------------------------------------------------------------
Cash Used in Investing Activities          -        -         (3)       -           -           -            (3)

Financing Activities:
Net change in short-term debt
 obligations                               -        -         (1)       -           -           -            (1)
Net change in long-term debt
 obligations                               -        -        (12)     (13)          -           -           (25)
Net intercompany transactions             (7)       -          9       11           7           -            20
                                       -----------------------------------------------------------------------------
Cash Provided by (Used in) Financing
 Activities                               (7)       -         (4)      (2)          7           -            (6)
                                       -----------------------------------------------------------------------------
Increase (Decrease) in Cash and Cash
 Equivalents                              (4)       1          1        1          22           -            21

Cash and Cash Equivalents:
Beginning of period                       18        -          -        -          24           -            42
                                       -----------------------------------------------------------------------------
End of period                            $14       $1       $  1     $  1         $46         $ -           $63
                                       =============================================================================